Exhibit 1


             SBC Communications Capital Corporation
         U.S. $1,000,000,000 Medium-Term Notes, Series E
           Due Nine Months or More From Date of Issue


                    Selling Agency Agreement


                              September 30, 1996


Salomon Brothers Inc
Merrill Lynch & Co.
   Merrill Lynch, Pierce, Fenner & Smith Incorporated
Bear, Stearns & Co. Inc.

Dear Sirs:

      SBC Communications Capital Corporation, formerly known as Southwestern Bell Capital Corporation, a Delaware corporation ("Capital Corporation"), confirms its agreement with each of you (collectively, the "Agents" and individually, an "Agent") with respect to the issue and sale by Capital Corporation of up to U.S. $1,000,000,000 aggregate principal amount (or the equivalent thereof in one or more currencies or currency units) of its Medium-Term Notes, Series E, Due Nine Months or More From Date of Issue (the "Notes"). The Notes will be issued under an indenture dated as of February 1, 1987, as supplemented by a First Supplemental Indenture dated as of October 1, 1990 (together, the "Indenture"), among Capital Corporation, SBC Communications Inc., formerly known as Southwestern Bell Corporation, a Delaware corporation ("SBC"), and The Bank of New York, as trustee (the "Trustee"). All Notes will have the benefit of the Support Agreement dated as of November 10, 1986 (the "Support Agreement"), entered into between Capital Corporation and SBC, the parent company and sole stockholder of Capital Corporation. In the Support Agreement, SBC has agreed to ensure the timely payment of principal, premium, if any, and interest owed on debt securities of Capital Corporation ("Debt Securities"), including the Notes; however, no holder of such Debt Securities or other lender ("Lender") will have recourse to or against the stock or assets of Southwestern Bell Telephone Company, a Missouri corporation (the "Telephone Company") and a wholly owned subsidiary of SBC, or any interest of SBC or Capital Corporation in the Telephone Company. SBC's obligations pursuant to the
Support Agreement with respect to Debt Securities of Capital Corporation, including the Notes, are herein referred to as "Support Obligations." SBC is not the issuer of the Debt Securities and the obligations, warranties, representations and agreements attributed to SBC herein are made solely in its capacity as issuer of the Support Obligations; provided, however, that the foregoing shall not in any way whatsoever limit SBC's obligations under Section 8 hereof.

      Unless otherwise specified in the applicable supplement to the Prospectus referred to below, the Notes will be issued only in registered form in minimum denominations of U.S. $1,000 and any amount in excess thereof that is an integral multiple of U.S. $1,000 or, in the case of Notes denominated in a currency other than U.S. dollars, the authorized denominations set forth in the applicable supplement to the Prospectus.

      The Notes will have the maturities, interest rates, if any, redemption provisions and other terms set forth in a supplement to the Prospectus referred to below. The Notes will be issued, and the terms thereof established, in accordance with the Indenture and the Medium-Term Notes, Series E Administrative
Procedures as may be agreed to from time to time by Capital Corporation, SBC, each Agent and the Trustee (the "Procedures"). The Procedures may only be amended by written agreement of Capital Corporation, SBC, the Agents and the Trustee.

1. Representations and Warranties. Capital Corporation and SBC represent and warrant to, and agree with, each of you that:

        (a)Capital Corporation and SBC meet the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), and have filed with the Securities and Exchange Commission ("SEC") a registration statement (No. 33-56909), which has become effective, for the registration under the Securities Act of the Notes and related Support Obligations. Such registration statement, as amended at the date of this Selling Agency Agreement (the "Agreement"), meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all other material respects with said Rule. In connection with the sale of the Notes and related Support Obligations, Capital
        Corporation and SBC propose to file with the SEC pursuant to Rule 424 under the Securities Act a supplement to the form of prospectus included in such registration statement relating to the Notes and related Support Obligations and the plan of distribution thereof and have previously advised the Agent of all further information (financial and other) with respect to Capital Corporation and SBC to be set forth therein. Such registration statement, including the exhibits thereto, as amended to the date of this Agreement, is herein collectively called the "Registration Statement"; such prospectus, as supplemented pursuant to the previous sentence, is herein called the "Prospectus." Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement or the date of the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement or the date of the Prospectus, as the case may be, incorporated therein by reference. Capital Corporation has been advised by the SEC in a No-Action Letter that separate financial information regarding Capital Corporation need not be included in any registration statement on Form S-3 filed by Capital Corporation and SBC with respect to any Debt Securities and the Support Agreement. The SEC also stated in such No-Action Letter that it will not raise any objection if Capital Corporation does not file periodic reports pursuant to Sections 13 and 15(d) of the Exchange Act.

        (b)As of the date hereof, when any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Prospectus is filed with the SEC, and at the date of delivery by Capital Corporation of any Notes sold hereunder (a "Closing Date"), (i) the Registration Statement, as amended as of any such time, the Prospectus as supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Exchange Act and the respective rules and regulations thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor the
        Prospectus as supplemented as of any such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that neither Capital Corporation nor SBC makes any representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-l) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or Prospectus in reliance upon and in conformity with information furnished in writing to Capital Corporation or SBC by or on behalf of you specifically for use in connection with the preparation of the Registration Statement and the Prospectus.

        (c)As of the date hereof, when any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Prospectus is filed with the SEC, and at the Closing Date, no order, consent, approval, authorization, registration or qualification of or with any governmental agency or body having jurisdiction over Capital Corporation or SBC or any of their properties is required for the issue and sale of the Notes or the consummation by Capital Corporation or SBC of the transactions contemplated by this Agreement or the Indenture, except such as have been, or will have been prior to the Closing Date, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes.

2. Appointment of Agents; Solicitations by the Agents of Offers to Purchase; Sales of Notes to a Purchaser.

        (a)Subject to the terms and conditions set forth herein, Capital Corporation hereby authorizes each of the Agents to act as its agent to solicit offers for the purchase of all or part of the Notes from Capital Corporation.

            On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the Agents agrees, as agent of Capital Corporation, to use its reasonable best efforts to solicit offers to purchase the Notes from Capital Corporation upon the terms and conditions set forth in the Prospectus as amended or supplemented and in the Procedures.

            Capital Corporation reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. Upon receipt of instructions from Capital Corporation, the Agents will forthwith suspend solicitation of offers to purchase Notes from Capital Corporation until such time as Capital Corporation has advised it that such solicitation may be resumed.

            Capital Corporation agrees to pay each Agent (or jointly to two or more Agents if such solicitation is jointly made) a commission, at the time of settlement of each sale of Notes by Capital Corporation as a result of a solicitation made by such Agent, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes sold by Capital Corporation, and such commission shall be payable as specified in the Procedures. Capital Corporation's obligations to pay costs and expenses under this subparagraph shall be deemed to be "Other Obligations" of Capital Corporation entitled to the benefits of the Support Agreement.

            Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by an Agent as agent for Capital Corporation at such time and in such amounts as such Agent deems advisable.

            Capital Corporation may appoint other agents for the purpose of soliciting purchases of the Notes and related Support Obligations on a continuous or limited basis, provided that such agent is engaged on the same commission schedule as the Agents (set forth hereto as Schedule I).

        (b)Subject to the terms and conditions stated herein, Capital Corporation agrees that, whenever Capital Corporation determines to sell Notes directly to you as principal for resale to others, it will enter into a Terms Agreement, as defined below, relating to such sale in accordance with the provisions of this Section 2(b). For the purposes of this Agreement, the term "Agent" shall refer to each of you acting solely in the capacity as agent for Capital Corporation hereunder and not as principal, the term "Purchaser" shall refer to each of you acting solely as principal hereunder and not as agent, and the term "you" shall refer to any of you acting in both such capacities or in either such capacity.

            Each sale of Notes to the Purchaser shall be made in accordance with the terms of this Agreement and the Procedures and a supplemental agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, the Purchaser. Each such supplemental agreement (which may be in either oral or written form) is herein referred to as a "Terms Agreement." The Purchaser's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of Capital Corporation and SBC herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto, specify the aggregate principal amount of such Notes, the price to be paid to Capital Corporation for such Notes, the maturity date of such Notes, the rate at which interest will be paid on the Notes, the date and time of delivery of payment for such Notes (the "Purchase Date"), the place of delivery of the Notes and payment therefor, the method of payment and  the  requirements, if any, for the delivery  of  the
        opinion of counsel, the certificates from Capital Corporation and SBC or their officers, the letters from Ernst & Young LLP, and any other accountants that have audited financial statements included or incorporated by reference in the Registration Statement or Prospectus, pursuant to Section 6(b) and such other matters as determined by the parties thereto. Such Terms Agreement may also specify the period of time referred to in
        Section 4(m). Any written Terms Agreement may be in the form attached hereto as Exhibit A.

            Delivery of the certificates for Notes sold to the Purchaser pursuant to any Terms Agreement shall be made as agreed to between Capital Corporation and the Purchaser as set forth in the respective Terms Agreement, not later than the Purchase Date set forth in such Terms Agreement, against payment of funds to Capital Corporation in the net amount due to Capital Corporation for such Notes by the method and in the form set forth in the respective Terms Agreement.

             Unless otherwise agreed to between Capital Corporation and the Purchaser in a Terms Agreement, any Note sold to a Purchaser (i) shall be purchased by such Purchaser at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Purchaser at varying prices from time to time, or if set forth in the applicable Terms Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes purchased, a Purchaser may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

        (c)Capital Corporation reserves the right to sell Notes directly to investors on its own behalf or to purchasers
        (other than the Agents) acting as principal for resale to others.

3. Offering Procedure. Each of the Agents shall communicate to Capital Corporation, orally or in writing, each offer to purchase Notes (other than those offers rejected by an Agent as provided herein) on terms previously communicated by Capital Corporation to such Agent, and except as otherwise provided in the Procedures, Capital Corporation shall have the sole right to accept such offers to purchase Notes and may refuse any proposed purchase of Notes, as a whole or in part, for any reason. Each of the Agents shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. Each of the Agents and Capital Corporation agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

4. Agreements. Capital Corporation and SBC agree with each of you that:

        (a)Prior to the termination of the offering of the Notes and related Support Obligations, Capital Corporation and SBC will not file any amendment of the Registration Statement nor will Capital Corporation or SBC file any supplement to the Prospectus (except for (i) an amendment or supplement consisting solely of the filing of a document under the Exchange Act, (ii) a supplement relating to an offering of securities other than the Notes, or (iii) a supplement relating solely to pricing and related information concerning a particular sale of Notes) unless Capital Corporation and SBC have furnished you a copy of such proposed amendment or supplement for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, Capital Corporation and SBC will cause each supplement to the Prospectus to be filed with the SEC as required pursuant to Rule 424 under the Securities Act. Capital Corporation and SBC will promptly advise you (i) when each supplement to the Prospectus shall have been filed with the SEC pursuant to Rule 424 under the Securities Act, (ii) when any amendment of the Registration Statement shall have become effective, (iii) of any request by the SEC for any amendment of the Registration Statement or amendment of or supplement to the
        Prospectus or for any additional information, (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by Capital Corporation or SBC of any notification with respect to the suspension of the qualification of the Notes or related Support Obligations for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Capital Corporation and SBC will promptly
        (upon filing thereof) furnish you a copy of any amendment or supplement to the Prospectus or Registration Statement not furnished to you for prior review pursuant to exceptions (i), (ii) or (iii) of the first sentence of this subsection (a). Capital Corporation and SBC will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

        (b)If, at any time when a prospectus relating to the Notes or related Support Obligations is required to be delivered under the Securities Act, any event occurs as a result of which the Registration Statement, as then amended, or the Prospectus, as then supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to amend the Registration Statement or to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Securities Act or the Exchange Act or the respective rules and regulations thereunder, Capital Corporation and SBC promptly will (i) notify you to suspend solicitation of offers to purchase Notes and related Support Obligations (and, if so notified by Capital Corporation and SBC, you shall forthwith suspend such solicitation and cease using the Prospectus as then amended or supplemented), (ii) prepare and file with the SEC, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance and (iii) supply any such amended or supplemented Prospectus to you in such quantities as you may reasonably request. If such amendment or supplement, and documents, certificates and opinions furnished to you pursuant to paragraph (g) of this Section 4 in connection with the preparation or filing of such amendment or supplement are reasonably satisfactory in all respects to you, you will, upon the filing of such amendment or supplement with the SEC and upon the effectiveness of an amendment to the Registration Statement if such an amendment is required, resume your obligation to solicit offers to purchase Notes and related Support Obligations hereunder.

        (c)As soon as practicable, SBC will make generally available to its security holders and to you an earnings statement or statements of SBC which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

        (d)Until the termination of the offering of the Notes, to file timely all documents, and any amendments to previously filed documents, required to be filed by Capital Corporation or SBC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act.

        (e)Capital Corporation will furnish to you and to your counsel, without charge, copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective and, so long as delivery of a prospectus may be required by the Securities Act, as many copies of any preliminary Prospectus and the Prospectus and any amendments thereof and supplements thereto as you may reasonably request.

        (f)Capital Corporation will endeavor to qualify the Notes and related Support Obligations for sale under the laws of such jurisdictions as you may designate and will maintain such qualifications in effect so long as required for the distribution of the Notes and related Support Obligations, provided that in connection therewith Capital Corporation and SBC shall not be required to qualify as foreign corporations or take any action which would subject them to general or unlimited service of process in any jurisdiction where they are not now so subject.

        (g)Capital Corporation and SBC shall furnish to you such documents, certificates of officers of Capital
        Corporation and SBC and opinions of counsel for Capital Corporation and SBC relating to the business, operations and affairs of Capital Corporation and SBC, the Registration Statement, any preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, the Indenture, the Support Agreement, the Notes, the Support Obligations, this Agreement, the Procedures and the performance by Capital Corporation and SBC and you of the respective obligations of each hereunder and thereunder as you may from time to time and at any time prior to the termination of this Agreement reasonably request.

        (h)Capital Corporation shall, whether or not any sale of any Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing and delivery of the Registration Statement, the Prospectus, all amendments thereof and supplements thereto, the Indenture, this Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel, incurred in connection with the qualification of the Notes for sale and determination of eligibility for investment of the Notes under the securities or Blue Sky laws of each such jurisdiction as the Agent may reasonably designate, the fees and disbursements of the Trustee and the fees of any agency that rates the Notes, (ii) reimburse you on an as-needed basis for all out-of-pocket expenses incurred by you and approved by Capital Corporation in advance, in connection with the offering and the sale of the Notes, and (iii) be responsible for the reasonable fees and expenses of your counsel incurred in connection with the offering and sale of the Notes. Capital Corporation's obligations to pay costs and expenses under this subparagraph shall be deemed to be "Other Obligations" of Capital Corporation entitled to the benefits of the Support Agreement.

        (i)Each acceptance by Capital Corporation of an offer to purchase Notes (the date of each such acceptance, an "Acceptance Date") will be deemed to be a representation and warranty to you by Capital Corporation and SBC that neither the Registration Statement nor the Prospectus, as then amended or supplemented, fails to reflect any facts or events which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement or the Prospectus, as then amended or supplemented, and/or includes any untrue statement of a material fact, or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the foregoing  does  not  apply  to  (i)  that  part  of  the
        Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to Capital Corporation by or on behalf of you specifically for use in connection with the preparation of the Registration Statement and the Prospectus or any amendments thereof or supplements thereto.

        (j)Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by (i) an amendment or supplement consisting solely of the filing of a document under the Exchange Act unless such amendment or supplement sets forth or incorporates by reference financial statements for a fiscal quarter or unless otherwise requested by you, (ii) a supplement relating to an offering of securities other than the Notes, or (iii) a supplement relating solely to pricing and related information concerning a particular sale of Notes), Capital Corporation and SBC will each deliver or cause to be delivered forthwith to you a certificate of it signed by its Chairman of the Board or its President or a Vice President and its Treasurer or an Assistant Treasurer, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form reasonably satisfactory to you, to the effect that the statements contained in the certificate that was last furnished to you by it pursuant to either Section
        5(e)  or  this Section 4(j) are true and correct  at  the
        time of the effectiveness of such amendment or the filing of such supplement as though made at and as of such time (except that (i) the last day of the fiscal quarter for which financial statements of SBC were last filed with the SEC shall be substituted for the corresponding date in such certificate and (ii) such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(e) but modified to relate to the last day of the fiscal quarter for which financial statements of SBC were last filed with the SEC and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

        (k)Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by (i) an amendment or supplement consisting solely of the filing of a document under the Exchange Act unless such amendment or supplement sets forth or incorporates by reference financial statements for a fiscal quarter or unless otherwise requested by you, (ii) a supplement relating to an offering of securities other than the Notes, or (iii) a supplement relating solely to pricing and related information concerning a particular sale of Notes), Capital Corporation and SBC shall each furnish or cause to be furnished forthwith to you a written opinion of its counsel satisfactory to you, and, at your option, Sullivan & Cromwell shall furnish to you a written opinion, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to you, of the same tenor as the opinion referred to in Sections 5(b), 5(c) and 5(d), respectively, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, counsel last furnishing such an opinion to you may furnish you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

        (l)Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Registration Statement or the Prospectus, Capital Corporation and SBC shall cause Ernst & Young LLP, independent auditors, and any other accountants that have audited financial statements included or incorporated by reference in the Registration Statement and Prospectus, forthwith to furnish you a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to you, of the same tenor as the letters referred to in Section 5(f) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter, provided that if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference unaudited financial information as of and for a fiscal quarter, Ernst & Young LLP and any other accountants that have audited financial statements included or incorporated by reference in the Registration Statement and Prospectus may limit the scope of their letter, which shall be satisfactory in form to you, to the unaudited financial statements included or incorporated by reference in such amendment or supplement, unless any other information included or incorporated by reference therein of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of SBC) is of such a nature that, in your reasonable judgment, such letter should cover such other information.

        (m)During  the  period, if any, specified  in  any  Terms
        Agreement, neither Capital Corporation nor SBC shall without the prior consent of the Purchaser, issue or announce the proposed issuance of any of its Debt Securities, including Notes or any Support Obligation with respect thereto, which Debt Securities have terms substantially similar to those of the Notes being purchased pursuant to such Terms Agreement.

5. Conditions to the Obligations of the Agents. The obligation of each of the Agents to solicit offers to purchase the Notes shall be subject to the accuracy of the representations and warranties on the part of Capital Corporation and SBC contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement (including the filing of any document incorporated by reference therein), as of the date any supplement to the Prospectus is filed with the SEC, as of each Acceptance Date and as of each Closing Date, to the accuracy of the statements of Capital Corporation and SBC made in any certificates pursuant to the provisions hereof, to the performance by Capital Corporation and SBC of their respective obligations hereunder and to the following additional conditions:

        (a)No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

        (b)Capital  Corporation  shall  have  furnished  to   the
        Agents the opinion of counsel to Capital Corporation, dated the date hereof, to the effect that:

                 (i) Capital Corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases properties or conducts business, except where the failure to so qualify would not have a material adverse effect on Capital Corporation;

                (ii) the Indenture has been duly qualified under the Trust Indenture Act; and each of the Indenture and the Support Agreement has been duly authorized, executed and delivered, and constitutes a legal, valid and binding instrument enforceable against Capital Corporation in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, generally from time to time in effect and to general principles of equity); the Notes have been duly authorized and established in conformity with the Indenture, and, when the terms of the Notes have been duly established in conformity with the Indenture so as not to violate or conflict with any provisions of law or any agreement or instrument applicable to Capital Corporation or any of its properties, when the Notes have been duly executed by the proper officers of Capital Corporation, registered and duly authenticated pursuant to the Indenture and delivered to and paid for by the purchasers thereof, the Notes will constitute legal, valid and binding obligations of Capital Corporation entitled to the benefits of the Indenture;

                (iii)     to the best knowledge of such  counsel,
            there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority, body or any arbitrator involving Capital Corporation, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to Capital Corporation fairly summarize such matters;

                 (iv) the Registration Statement and any amendments thereto have become effective under the Securities Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust
            Indenture Act and the respective rules and regulations thereunder; and such counsel has no reason to believe that the Registration Statement, or any amendment thereof, at the time it became effective or at the date of this Agreement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at its issue date or at the date of this Agreement, included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                (v) this Agreement has been duly authorized, executed and delivered by Capital Corporation;

                  (vi)    no    order,   consent,   approval,
            authorization, registration or qualification of or with any governmental agency or body having jurisdiction over Capital Corporation or any of its properties is required for the issue and sale of the Notes and related Support Obligations or the consummation by Capital Corporation of the transactions contemplated by this Agreement or the Indenture or the Support Agreement, except such as have been, or will have been prior to the Closing Date, obtained under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the sale and distribution of the Notes and related Support Obligations; and

                (vii) neither the execution and delivery of the Indenture, the Support Agreement or this Agreement, the issue and sale of the Notes and related Support Obligations (when the terms of the Notes have been duly established in conformity with the Indenture so as not to violate or conflict with any provisions of law or any agreement or instrument applicable to Capital Corporation or any of its properties and when the Notes have been duly executed by the proper officers of Capital Corporation, registered and duly authenticated pursuant to the Indenture and delivered to and paid for by the purchasers thereof), nor the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach of, or constitute a default under, the charter or by-laws of Capital Corporation or the terms of any indenture or other agreement or instrument known to such counsel and to which Capital Corporation is a party or by which Capital Corporation or any of its assets are bound, or any order or regulation known to such counsel to be applicable to Capital Corporation of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Capital Corporation.

            In rendering such opinion, such counsel may rely, as to the execution of the Indenture by the Trustee, upon a certificate of the Trustee setting forth the facts as to such execution.

            In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the states of Delaware or Missouri or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to the Agents and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of Capital Corporation and public officials.

        (c)SBC shall have furnished to the Agents the opinion of its general counsel, dated the date hereof, to the effect that:

                 (i) each of SBC and its principal subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases properties or conducts business, except where the failure to qualify would not have a material adverse effect on SBC and its subsidiaries taken as a whole;

                (ii) the Indenture has been duly qualified under the Trust Indenture Act; and each of the Indenture and the Support Agreement has been duly authorized, executed and delivered, and constitutes a legal, valid and binding instrument enforceable against SBC in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); and when the Notes have been duly issued, delivered and paid for by the purchasers thereof, the Support Obligations relating thereto will constitute legal, valid and binding obligations of SBC entitled to the benefits of the Indenture and the Support Agreement;

                (iii) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving SBC or any of its principal subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to SBC or any of its principal subsidiaries fairly summarize such matters;

                 (iv) the Registration Statement and any amendments thereto have become effective under the Securities Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust
            Indenture Act and the respective rules and regulations thereunder; and such counsel has no reason to believe that the Registration Statement, or any amendment thereof, at the time it became effective or at the date of the Agreement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at its issue date or at the date of this Agreement, included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the
            circumstances  under  which  they  were   made,   not
            misleading;

                (v) this Agreement has been duly authorized, executed and delivered by SBC;

                  (vi)    no    order,   consent,   approval,
            authorization, registration or qualification of or with any governmental agency or body having jurisdiction over SBC or any of its principal subsidiaries or any of its properties is required
            for    the    consummation   of   the    transactions
            contemplated herein except such as have been, or will have been prior to the Closing Date, obtained under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications required under state securities or Blue Sky laws in connection with the sale of the Notes and related Support Obligations as contemplated by this Agreement and such other approvals (specified in such opinion) as have been obtained;

                (vii) neither the execution and delivery of the Indenture, the Support Agreement or this Agreement, the issue and sale of the Notes and related Support Obligations, nor the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach of, or constitute a default under, the charter or by-laws of SBC or the terms of any indenture or other agreement or instrument known to such counsel and to which SBC is a party or is bound, or any order or regulation known to such counsel to be applicable to SBC of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over SBC; and

                (viii)    no  holders of securities of  SBC  have
            rights to the registration of such securities under the Registration Statement.

            In rendering such opinion, such counsel may rely, as to the execution of the Indenture by the Trustee, upon a certificate of the Trustee setting forth the facts as to such execution.

            In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the states of Delaware or Missouri or of the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to the Agents and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of SBC and public officials.

        (d)The  Agents  shall  have  received  from  Sullivan   &
        Cromwell, counsel for the Agents, such opinion or opinions, dated the date hereof, with respect to the issuance and sale of the Notes, the Indenture, the
        Support Agreement, the Registration Statement, the Prospectus and other related matters as the Agents may reasonably require, and Capital Corporation and SBC shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

        (e)Each of Capital Corporation and SBC shall have furnished to the Agents a certificate signed by its Chairman of the Board or its President or a Vice President and its Treasurer or an Assistant Treasurer stating that after reasonable investigation and to the best of their knowledge:

                (i) the representations and warranties of Capital Corporation or SBC, as the case may be, in this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof; Capital Corporation or SBC, as the case may be, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agents to solicit offers to purchase the Notes and related Support Obligations; and the conditions set forth in Paragraph 5(a) have been fulfilled;

                (ii)      as  of the date of the Prospectus,  the
            Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

                (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of SBC and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

        (f)Capital Corporation and SBC shall have furnished to the Agents (i) a letter of Ernst & Young LLP, addressed to the Boards of Directors of Capital Corporation and SBC and dated the later of the effective date of the Registration Statement or the date of the filing of SBC's latest Annual Report on Form 10-K, of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72 ("SAS 72") and covering such financial statement items of SBC as the Agents may reasonably have requested;
        (ii)  a  letter  of Ernst & Young LLP, addressed  to  the
        Agents  and  dated the date hereof, stating,  as  of  the
        date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five business days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters of SBC covered by its letter referred to in subclause (i) above and confirming in all material respects the conclusions and findings set forth in such prior letter; and (iii) a letter, dated the date hereof, of any other accountants that have audited financial statements included or incorporated by reference in the Registration Statement and Prospectus, addressed to the Agents, of the type described in SAS 72 and covering such financial statement items as the Agents may reasonably request.

            References to the Registration Statement and the Prospectus in this paragraph (f) are to such documents as amended and supplemented at the date of the letter.

        (g)Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (with respect to Section 6(c) hereof, only as the Registration Statement and the Prospectus are amended or supplemented through the date of the Terms Agreement) there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of SBC and its principal subsidiaries the effect of which is, in the reasonable judgment of the Agents, so material and adverse as to make it impractical or inadvisable to proceed with the soliciting of offers to purchase the Notes and related Support Obligations as contemplated by the Registration Statement and the Prospectus (or, in the case of a Terms Agreement, to proceed with the offering or the delivery of the Notes and related Support Obligations to be purchased as contemplated by the Terms Agreement).

        (h)Prior to the date hereof, Capital Corporation and SBC shall have furnished to the Agents such further information, certificates and documents as the Agents may reasonably request.

     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Agents, this Agreement and all obligations of the Agents hereunder may be canceled at any time by the Agents. Notice of such cancellation shall be given to Capital Corporation or SBC in writing or by telephone or telegraph confirmed in writing.

     The documents required to be delivered by this Section 5 shall be delivered at the office of Sullivan & Cromwell, counsel for the Agents, at 125 Broad Street, New York, NY 10004, or such other location as the parties hereto agree, on the date hereof.

6. Conditions to the Obligations of the Purchaser, The obligations of the Purchaser to purchase Notes pursuant to any Terms Agreement will be subject to the accuracy of the representations and warranties on the part of Capital Corporation and SBC herein as of the date of the respective Terms Agreement and as of the Purchase Date thereunder, to the performance and observance by Capital Corporation and SBC of all covenants and agreements herein contained on their part to be performed and observed and to the following additional conditions precedent:

        (a)No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

        (b)To the extent required by the respective Terms Agreement, the Purchaser shall have received, appropriately updated, (i) a certificate of each of Capital Corporation and SBC, dated as of the Purchase Date, to the effect set forth in Section 5(e), (ii) opinions of counsel to Capital Corporation and SBC, dated as of the Purchase Date, to the effect set forth in Sections 5(b) and 5(c), respectively, (iii) the opinion of Sullivan & Cromwell, counsel for the Purchaser, dated as of the Purchase Date, to the effect set forth in Section 5(d), and (iv) letters of Ernst & Young LLP and, if applicable, other accountants, dated as of the Purchase Date, to the effect set forth in
        Section 5(f).

        (c)The conditions set forth in Section 5(g) shall have been satisfied.

        (d)Prior to the Purchase Date, Capital Corporation and SBC shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

        (e)Subsequent  to  the  execution  of   any   Terms
        Agreement, Capital Corporation shall not have received notice that any rating of any of Capital Corporation's unsecured senior debt securities shall have been lowered by any nationally recognized statistical rating organization (as defined in Rule 15c3-1 under the Exchange Act) or that any such organization has publicly announced that it has under surveillance or review, with possible negative implications, the ratings of any of Capital Corporation's unsecured senior debt securities.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser, the Terms Agreement and all obligations of the Purchaser thereunder may be canceled at, or at any time prior to, the respective Purchase Date by the Purchaser. Notice of such cancellation shall be given to Capital Corporation or SBC in writing or by telephone or telegraph confirmed in writing.

7. Reimbursement of the Agents' and the Purchaser's Expenses. In connection with the sale of any Notes and related Support Obligations under this Agreement, if any condition to the obligations of the Agents set forth in Section 5 hereof is not satisfied, if any condition to the obligations of the Purchaser set forth in Section 6 (other than Section 6(e)) hereof is not satisfied, if any termination pursuant to
     Section 9(b)(i) hereof shall occur or in the case of any refusal, inability or failure on the part of Capital Corporation or SBC to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Agents, Capital Corporation will (in addition to any other obligations hereunder) reimburse each of the Agents or the Purchaser upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel but excluding advertising expenses) that shall have been incurred by such Agent or the Purchaser in connection with such sale. Capital Corporation's obligations to pay costs and expenses under this subparagraph shall be deemed to be "Other Obligations" of Capital Corporation entitled to the benefits of the Support Agreement.

8.   Indemnification and Contribution.

        (a)Capital Corporation and SBC jointly and severally agree to indemnify and hold harmless each of you and each person, if any, who controls any of you within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which any of you or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each of you and such controlling person for any legal and other expenses reasonably incurred by you or such controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred (but no more frequently than annually), provided, however, that Capital Corporation and SBC shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus, in reliance upon and in conformity with written information furnished to Capital Corporation or SBC specifically for use therein. The foregoing indemnity agreement is in addition to any liability which Capital Corporation or SBC may otherwise have to any of you or any controlling person.

        (b)Each of you shall indemnify and hold harmless Capital Corporation and SBC, each of their directors, each of their officers who signed the Registration Statement and any person who controls Capital Corporation or SBC within the meaning of the Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which Capital Corporation or SBC, or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to Capital Corporation and SBC by any of you specifically for use therein, and shall reimburse Capital Corporation and SBC for any legal and other expenses reasonably incurred by Capital Corporation or SBC or any such director, officer or controlling person in investigating or defending or preparing to defend against any such
        loss,   claim,  damage,  liability  or  action  as   such
        expenses are incurred (but no more frequently than annually). The foregoing indemnity agreement is in addition to any liability which any of you may otherwise have to Capital Corporation, SBC or any of their directors, officers or controlling persons.

        (c)Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying  party  in  writing  of  the  claim  or  the
        commencement of that action, provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under Section 8(a) or 8(b). If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party shall not elect to assume the defense of such action, such indemnifying party will reimburse such indemnified party for the reasonable fees and expenses of any counsel retained by them. In the event that the parties to any such action (including impleaded parties) include Capital Corporation or SBC and one or more Agents and either (i) the indemnifying party or parties and indemnified party or parties mutually agree or (ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, then the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and will reimburse such indemnified party for the reasonable fees and expenses of any counsel retained by them and satisfactory to the indemnifying party, it being understood that the indemnifying party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such indemnified parties, which firm shall be designated in writing by the applicable representative in the case of an action in which any of you or controlling persons are indemnified parties and by Capital Corporation or SBC or any of their directors, officers or controlling persons in the case of any action in which any of them are indemnified parties. The indemnifying party or parties shall not be liable under this Agreement with respect to any settlement made by any indemnified party or parties without prior written consent by the indemnifying party or parties to such settlement.

        (d)If  the  indemnification  provided  for  in  this
        Section 8 shall for any reason be unavailable to an indemnified party under Section 8(a) or 8(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as is appropriate to reflect the relative benefits received by Capital Corporation and SBC, on the one hand, and each of you, on the other hand, from the offering of the Notes. If, however, this allocation is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by Capital Corporation and SBC, on the one hand, and each of you on the other hand, from the offering of the Notes and related Support Obligations and the relative fault of
        Capital Corporation and SBC, on the one hand, and each of you, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by Capital Corporation and SBC, on the one hand, and each of you, on the other hand, with respect to such offering shall be deemed to be in the same proportion as the aggregate commissions received by each of you (in the case of a Terms Agreement, as if such commission had been payable) pursuant to Section 2 to the aggregate principal amount of the Notes sold. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by Capital Corporation and SBC or by any of you, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
        Section 8(d), you shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes and related Support Obligations purchased by or through you were sold to the public exceeds the amount of any damages which any of you have otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Your obligations to contribute as provided in this Section 8(d) are several in proportion to your respective obligations and not joint.

9.   Termination.   This Agreement will continue in effect  until
     terminated as provided in this Section 9.

        (a)This Agreement may be terminated by either Capital Corporation or SBC as to any Agent or any Agent insofar as this Agreement relates to such Agent giving written notice of such termination to such Agent or
        Capital Corporation or SBC, as the case may be. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other parties hereto, except as provided in the fourth paragraph of Section 2(a),
        Section 4(h), Section 7, Section 8 and Section 10.

        (b)Each   Terms  Agreement  shall  be  subject   to
        termination in the absolute discretion of the Purchaser, by notice given to Capital Corporation or SBC prior to delivery of any payment for Notes to be purchased thereunder, if prior to such time (i) there shall have occurred any change, or any development involving a prospective change, in or affecting particularly the business or properties of Capital Corporation or SBC or their subsidiaries which, in the Purchaser's reasonable judgment, materially impairs the investment quality of the Notes; (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited and the effect of which, in the Purchaser's reasonable judgment, materially impairs the investment quality of the Notes; (iii) a banking moratorium shall have been declared by either federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or other calamity or crisis or the declaration by the United States of a national emergency or war the effect of which on the financial markets of the United States is material and adverse and is such as to make it, in the reasonable judgment of the Purchaser, impracticable or inadvisable to market such Notes on the terms and in the manner contemplated by the Prospectus.

10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of Capital Corporation, SBC and their officers and of each of the Agents set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any of the Agents, Capital Corporation or SBC or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of the fourth paragraph  of  Section 2(a), Section  4(h),  Section  7  and
     Section 8 hereof shall survive the termination or cancellation of this Agreement.

11. Right of Person Who Agreed to Purchase to Refuse to Purchase. A person who has agreed to purchase and pay for Notes as a result of an offer to purchase solicited by an Agent, may refuse to purchase such Notes if, on the related Closing Date fixed pursuant to the Procedures, any condition set forth in Section 5(a) or 5(g) shall not be satisfied or if, subsequent to the Acceptance Date and on or prior to the Closing Date fixed pursuant to the Procedures, Capital Corporation shall have received notice that any rating of any of Capital Corporation's unsecured senior debt securities shall have been lowered by any nationally recognized statistical rating organization (as defined in Rule 15c3-1 under the Exchange Act) or that any such organization has publicly announced that it has under surveillance or review, with possible negative implications, the ratings of any of Capital Corporation's unsecured senior debt securities.

12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to Salomon Brothers Inc at Seven World Trade Center, 31st Floor, New York, NY 10048, Attention: Medium-Term Note Department; to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated at World Financial Center, 250 Vesey Street, North Tower, 10th Floor, New York, NY 10281, Attention:
     Medium-Term Note Product Management; to Bear, Stearns & Co. Inc. at 245 Park Avenue, New York, NY 10167, Attention:
     Medium-Term Note Department; to SBC at 175 E. Houston, 12th Floor, San Antonio, TX 78205, Attention: General Corporate/SEC Attorney; and if sent to Capital Corporation will be mailed, delivered or telegraphed and confirmed to Capital Corporation at 175 E. Houston, 7th Floor, San
     Antonio, TX 78205, Attention: Senior Vice President and Treasurer, and duplicate copies will be mailed, delivered or telegraphed and confirmed to Capital Corporation at 175 E. Houston, 7th Floor, San Antonio, TX 78205, Attention:
     Secretary; and if sent to SBC will be mailed, delivered or telegraphed and confirmed to SBC at 175 E. Houston, 7th Floor, San Antonio, TX 78205, Attention: Vice President and Assistant Treasurer.

13. Successors. This Agreement will inure to the benefit of and be binding upon each of the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person (other than the persons and to the extent referred to in Section 11 hereof) will have any right or obligation hereunder.

14.  Applicable  Law.    This Agreement will be governed  by  and
     construed  in accordance with the laws of the state  of  New
     York.

15. Counterparts. This Agreement may be executed by each of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among Capital Corporation, SBC and each of the Agents as of the date first set forth above.

                              Very truly yours,

                              SBC COMMUNICATIONS
                              CAPITAL CORPORATION



                              By: /s/ Roger W. Wohlert
                                 Roger W. Wohlert
                                 Senior   Vice  President   and
                                 Treasurer

                                          SBC  COMMUNICATIONS  INC.



                                By:   /s/ Donald  E. Kiernan
                                 Donald E. Kiernan
                                 Senior  Vice President, Treasurer
                                 and Chief Financial Officer


The foregoing Selling Agency Agreement is hereby confirmed and accepted as of the date first set forth above.

                              SALOMON BROTHERS INC


                              By: /s/ Martha Bailey
                                 Martha Bailey
                                 Vice President


                           MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


                              By: /s/ Scott Primrose
                                 Scott Primrose
                                 Authorized Signatory


                              BEAR, STEARNS & CO. INC.


                              By: /s/ Tim O'Neill
                                 Tim O'Neill
                                 Senior Managing Director


                           SCHEDULE I


     Pursuant to Section 2(a) of the Selling Agency Agreement,
Capital Corporation agrees to pay each of the Agents a commission equal to the following percentage of the principal amount of each Note sold by such Agent:


                                                 COMMISSION
TERM                                             RATE

From 9 months to less than 1 year                 .125%

From 1 year to less than 18 months                .150%

From 18 months to less than 2 years               .200%

From 2 years to less than 3 years                 .250%

From 3 years to less than 4 years                 .350%

From 4 years to less than 5 years                 .450%

From 5 years to less than 6 years                 .500%

From 6 years to less than 7 years                 .525%

From 7 years to less than 10 years                .575%

From 10 years up to and including 15 years        .600%

From more than 15 years up to and including 20 years        .675%

From more than 20 years up to and including 30 years        .750%

More than 30 years                                    *

____________________
*  The commission will be negotiated.



                            EXHIBIT A

             SBC Communications Capital Corporation
                   Medium-Term Notes, Series E
           Due Nine Months or More From Date of Issue

                         TERMS AGREEMENT



                              _______________, 19____


SBC Communications Capital Corporation
175 E. Houston, 7th Floor
San Antonio, TX  78205

Attention:  Senior Vice President and Treasurer

      Subject in all respects to the terms and conditions of the Selling Agency Agreement dated September 30, 1996, among Salomon Brothers Inc, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., SBC Communications Inc. and you (the "Agreement"), the undersigned agrees to purchase the following Notes of SBC Communications Capital Corporation:

Aggregate Principal Amount:

Specified Currency:

Form of Note:          _____  Definitive Securities
                       _____  Permanent Global
                       _____  Temporary Global

Type of Note:          _____  Fixed Rate
                       _____  Floating Rate

For Fixed Rate Notes:
 Interest Rate:           _____% per annum

For Floating Rate Notes:
 Initial Interest Rate:   _____% per annum


 Base Rate:            _____      Commercial Paper Rate
                       _____       LIBOR
                       _____       Treasury Rate
                       _____       Other (specify):

     Index Maturity:

     Spread (if applicable):       _____     basis points

     Spread Multiplier (if applicable):      _____%

     Maximum Interest Rate (if applicable):

     Minimum Interest Rate (if applicable):

     Interest Reset Dates (if applicable):

     Calculation Agent:

Maturity:

Initial Redemption Date:

Redemption Premium:

Interest Payment Dates:

Record Dates:

Purchase Price:     _________% of Principal Amount (plus accrued interest
                    from ________________, 199__ )

Purchase Date and Time:

Place for Delivery of Notes and
Payment Therefor:

Method of Payment:





Redemption:

     ____ The Notes are not redeemable prior to Maturity.

     ____ The Notes are redeemable prior to Maturity on and after
________________, 19___ (the "Initial Redemption Date") at prices that shall initially be ____% of the principal amount of the Note to be redeemed and shall decline at each one-year anniversary of the Initial Redemption Date by ____% of the principal amount to be redeemed until the redemption price is 100% of such principal amount.

Additional terms, if any:

Modification, if any, in the requirements to deliver the documents specified in Section 6(b) of the Agreement:

Period during which Debt Securities may not be sold pursuant to Section 4(m) of the Agreement:





                              By:__________________________
                                 Title:


Accepted:

SBC Communications Capital Corporation


By:  _________________________
       Title: